As filed with the Securities and Exchange Commission on September 27, 2001


                                  Securities Act Registration No. 333-68002

                                   Investment Company Registration No. 811-10335

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                       Pre-Effective Amendment No. 1                      [X]

                          Post-Effective Amendment No.

                                                                          [_]
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                 [X]

                                                                          [X]
                              AMENDMENT NO. 5


                                ----------------

                  BlackRock New Jersey Municipal Income Trust
        (Exact Name of Registrant as Specified In Declaration of Trust)

                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)

                                 (888) 825-2257
              (Registrant's Telephone Number, including Area Code)

                        Ralph L. Schlosstein, President
                  BlackRock New Jersey Municipal Income Trust
                                345 Park Avenue
                            New York, New York 10154
                    (Name and Address of Agent for Service)

                                ----------------

                                   Copies to:

        Michael K. Hoffman, Esq.                Cynthia G. Cobden, Esq.
  Skadden, Arps, Slate, Meagher & Flom         Simpson Thacher & Bartlett
                  LLP                             425 Lexington Avenue
           Four Times Square                    New York, New York 10017
        New York, New York 10036

                                ----------------

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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--------------------------------------------------------------------------------

                           Amount       Proposed         Proposed
  Title of Securities      Being    Maximum Offering Maximum Aggregate      Amount of
    Being Registered     Registered  Price per Unit  Offering Price(1) Registration Fee(2)
------------------------------------------------------------------------------------------
Preferred Shares, $.001
 par value..............   2,552        $25,000         $63,800,000          $15,950


--------------------------------------------------------------------------------
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(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  $250 previously paid.


                                ----------------
   The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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                  BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

                             CROSS REFERENCE SHEET

                               Part A--Prospectus

               Items in Part A of Form N-2          Location in Prospectus
               ---------------------------          ----------------------
 Item 1.  Outside Front Cover................... Cover page

 Item 2.  Inside Front and Outside Back Cover
           Page................................. Cover page

 Item 3.  Fee Table and Synopsis................ Prospectus Summary

 Item 4.  Financial Highlights.................. Financial Highlights
                                                  (unaudited)

 Item 5.  Plan of Distribution.................. Cover Page; Prospectus
                                                  Summary; Underwriting

 Item 6.  Selling Shareholders.................. Not Applicable

 Item 7.  Use of Proceeds....................... Use of Proceeds; The Trust's
                                                  Investments

 Item 8.  General Description of the             The Trust; The Trust's
           Registrant...........................  Investments; Risks;
                                                  Description of Preferred
                                                  Shares; Certain Provisions
                                                  in the Agreement and
                                                  Declaration of Trust

 Item 9.  Management............................ Management of the Trust;
                                                  Custodian and Transfer
                                                  Agent; Auction Agent

 Item 10. Capital Stock, Long-Term Debt, and
           Other Securities..................... Description of Preferred
                                                  Shares; Description of
                                                  Common Shares; Certain
                                                  Provisions in the Agreement
                                                  and Declaration of Trust;
                                                  Tax Matters

 Item 11. Defaults and Arrears on Senior
           Securities........................... Not Applicable

 Item 12. Legal Proceedings..................... Legal Opinions

 Item 13. Table of Contents of the Statement of
           Additional Information............... Table of Contents for the
                                                  Statement of Additional
                                                  Information

                  Part B--Statement of Additional Information

 Item 14. Cover Page............................ Cover Page

 Item 15. Table of Contents..................... Cover Page

 Item 16. General Information and History....... Not Applicable

 Item 17. Investment Objective and Policies..... Investment Objective and
                                                  Policies; Investment
                                                  Policies and Techniques;
                                                  other Investment Policies
                                                  and Techniques; Portfolio
                                                  Transactions

 Item 18. Management............................ Management of the Trust;
                                                  Portfolio Transactions and
                                                  Brokerage

 Item 19. Control Persons and Principal Holders
           of Securities........................ Management of the Trust

 Item 20. Investment Advisory and Other          Management of the Trust;
           Services.............................  Experts

 Item 21. Brokerage Allocation and Other         Portfolio Transactions and
           Practices............................  Brokerage

 Item 22. Tax Status............................ Tax Matters

 Item 23. Financial Statements.................. Report of Independent
                                                  Auditors; Financial
                                                  Highlights (unaudited)

                           Part C--Other Information

Items 24-33 have been answered in Part C of this Registration Statement

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+                                                                              +
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement filed with the + +Securities and Exchange Commission is effective. This prospectus is not an + +offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED SEPTEMBER 26, 2001


PROSPECTUS                                                     [LOGO] BLACKROCK

                                $63,800,000


                  BlackRock New Jersey Municipal Income Trust
               Municipal Auction Rate Cumulative Preferred Shares
                              ("Preferred Shares")

                          2,552 Shares, Series R7

                    Liquidation Preference $25,000 per share

                                  ----------

  Investment Objective. BlackRock New Jersey Municipal Income Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

  Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey gross income tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

                                  ----------

  Investing in the Preferred Shares involves certain risks. See "Risks" beginning on page 17. The minimum purchase amount of the Preferred Shares is $25,000.


  Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                  ----------


                                                  Per Share    Total
                                                  ---------    -----
       Public Offering Price.....................  $25,000  $63,800,000
       Sales Load................................  $        $
       Proceeds to Fund (before expenses)(/1/)...  $        $

  -----

  (1) Not including offering expenses payable by the Trust estimated to be $83,574. The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.


  The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust
Company on or about      , 2001.

                                  ----------

Salomon Smith Barney            Merrill Lynch & Co.


A.G. Edwards & Sons, Inc.       Prudential Securities


                                UBS Warburg


Gruntal & Co., L.L.C.


              J.J.B. Hilliard, W.L. Lyons, Inc.




      , 2001                 A PNC Company

   You should read the prospectus, which contains important information about the Trust, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated September, 2001, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of
Additional Information, the table of contents of which is on page   of this
prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission web site (http://www.sec.gov)


   The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The Trust is offering 2,552 shares of Series R7 Municipal Auction Rate Cumulative Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa" from Moody's and "AAA" from S&P.


   The dividend rate for the initial dividend rate period will be %. The initial rate period is from the date of issuance through October 18, 2001. For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.


   The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to date of the redemption, plus a premium in certain circumstances.


   Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

   Dividends on Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, including the Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a Preferred Share in advance of the related auction. If the Trust does not give such advance notice, it generally will be required to pay additional amounts to holders of Preferred Shares in order to adjust for their receipt of income subject to regular Federal income tax.

   You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                               ----------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   4
Financial Highlights (Unaudited)...........................................   9
The Trust..................................................................  10
Use of Proceeds............................................................  10
Capitalization (Unaudited).................................................  11
Portfolio Composition......................................................  11
The Trust's Investments....................................................  12
Risks......................................................................  16
Management of The Trust....................................................  19
Description of Preferred Shares............................................  22
The Auction................................................................  29
Description of Common Shares...............................................  33
Certain Provisions in the Agreement and Declaration of Trust...............  34
Repurchase of Common Shares................................................  35
Tax Matters................................................................  35
Underwriting...............................................................  38
Custodian and Transfer Agent; Auction Agent................................  39
Legal Opinions.............................................................  39
Available Information......................................................  39
Table of Contents for the Statement of Additional Information..............  40
Appendix A--Tax Equivalent Yield Table..................................... A-1


                               ----------------

                        PRIVACY PRINCIPLES OF THE TRUST

   The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

   Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

   The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

   This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Trust...................  BlackRock New Jersey Municipal Income Trust is a
                              recently organized, non-diversified, closed-end, management investment company. Throughout the prospectus, we refer to BlackRock New Jersey Municipal Income Trust simply as the "Trust" or as "we," "us" or "our." The Trust is designed to provide tax benefits to investors who are residents of New Jersey. See "The Trust." The Trust's common shares are traded on the New York Stock Exchange under the symbol "BNJ". See "Description of Common Shares." As of September 21, 2001, the Trust had 7,368,028 common shares outstanding and net assets of $104,081,483.


Investment Objective........  The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

Investment Policies.........  The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey gross income tax. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor") are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor and the Sub-Advisor. The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor and the Sub-Advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective. See "The Trust's Investments."

Investment Advisor..........  BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate,
                              BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock."


The Offering................  The Trust is offering 2,552 shares of Series R7
                              Preferred Shares, each at a purchase price of $25,000 per share. Preferred Shares are being offered by the underwriters listed under "Underwriting."


Risk Factors Summary........  Risk is inherent in all investing. Therefore, before investing in the Preferred Shares you should consider certain risks carefully. The primary risks of investing in the Preferred Shares are:

                              . if an auction fails you may not be able to sell some or all of your shares;

                              .  because of the nature of the market for
                                 Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                              . a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

                              . the Trust may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                              . in extraordinary circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

                              . if interest rates rise, the value of the Trust's investment portfolio will decline, reducing the asset coverage for the Preferred Shares;

                              . if an issuer of a municipal bond in which the Trust invests experiences financial difficulty or defaults, there may be a negative impact on the income and net asset value of the Trust's portfolio;


                              . the Trust may invest up to 20% of its total assets in securities that are below investment grade quality which are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and principal; and


                              . the Trust is a non-diversified management investment company and therefore may be more susceptible to any single economic, political or regulatory occurrence; and

                              . the Trust's policy of investing primarily in municipal obligations of issuers located in New Jersey makes the Trust more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. New Jersey state and local governmental obligations may be adversely affected by political and economical conditions and developments within the State of New Jersey and the nation as a whole. New Jersey tax collections in March and April of 2001 declined 2% from the prior year and, New Jersey's unemployment rate, although still below the national average of 4.4%, rose to 4.2% in April of 2001. In the event the decline in revenue continues, New Jersey's revenue projections and state budget for 2002 may need to be re-evaluated. For a discussion of economic and other conditions in New Jersey, see "The Trust's Investments-- Municipal Bonds--Economic and Other Conditions in New Jersey."


                              For additional risks of investing in the Trust, see "Risks" below.

Trading Market..............  Preferred Shares are not listed on an exchange.
                              Instead, you may buy or sell the Preferred Shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-dealer.

                              The table below shows the first auction date for the Preferred Shares and the day on which each subsequent auction will normally be held for the Preferred Shares. The first auction date for the Preferred Shares will be the business day before the dividend payment date for the initial rate period for the Preferred Shares. The start date for subsequent rate periods will normally be the business day following auction date unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.



                            First Auction
                   Series       Date*     Subsequent
                   ------   ------------- ----------

                   R7        October 18    Thursday

                              --------
                              *All Dates are 2001.

Dividends and Rate
Periods.....................  The table below shows the dividend rate for the initial rate period on the Preferred Shares offered in this prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of Preferred Shares--Dividends and Dividend Periods."

                              The table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                              Finally, the table below shows the number of days of the initial rate period for the Preferred Shares. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See "Description of Preferred Shares-- Dividends and Dividend Periods--Designation of Special Rate Periods."


                                                   Dividend             Number
                                                   Payment                of
                                       Date of     Date for  Subsequent Days of
                            Initial  Accumulation  Initial    Dividend  Initial
                            Dividend  at Initial     Rate     Payment    Rate
                              Rate      Rate*      Period*      Day     Period
                            -------- ------------ ---------- ---------- -------
                   R7......           October 5   October 19   Friday      14

                              --------
                              *All Dates are 2001.

Special Tax
Considerations..............  Because under normal circumstances the Trust will invest substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey gross income tax, the income you receive will ordinarily be exempt from Federal income tax and New Jersey gross income tax. Your income may be subject to certain other local taxes. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so Preferred Shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in Preferred Shares. Taxable income or gain earned by the Trust will be allocated proportionately to holders of Preferred Shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified Preferred Shares dividends may be subject to income tax on income or gains attributed to the Trust. The Trust may at its election give notice before any applicable auction of the amount of any taxable income and gain to be distributed for the period relating to that auction. If the Trust does not provide such notice, the Trust generally will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. See "Tax Matters" and "Description of Preferred Shares--Dividends and Dividend Periods--Gross-up Payments."


Ratings.....................
                              Preferred Shares will be issued with a rating of "aaa" from Moody's and "AAA" from S&P. In order to maintain this rating, the Trust must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."



Redemption..................
                              The Trust may be required to redeem shares if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem Preferred Shares under certain conditions. See "Description of Preferred Shares--Redemption" and "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage.


Liquidation Preference......  The liquidation preference for the Preferred
                              Shares will be $25,000 per share plus accumulated but unpaid dividends. See "Description of Preferred Shares--Liquidation."

Voting Rights...............  The holders of preferred shares, including
                              Preferred Shares, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, as amended and restated, the Investment Company Act of 1940 (the "Investment Company Act") and Delaware law. See "Description of Preferred Shares--Voting Rights," "Certain Provisions in the Agreement and Declaration of Trust" and "Conversion to Open-End Fund."

                     FINANCIAL HIGHLIGHTS (Unaudited)


   Information contained in the table below under the headings "Per Share Operating Performance," "Ratios to Average Net Assets of Common Shareholders" and "Supplemental Data" shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on July 27, 2001 through August 31, 2001. Since the Trust was recently organized and commenced investment operations on July 27, 2001, the table covers less than six weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.






                                                                 For the Period
                                                                 July 27, 2001*
                                                                     Through
                                                                 August 31, 2001
                                                                 ---------------
Per Common Share Operating Performance:
  Net asset value, beginning of period**........................     $ 14.33+
                                                                     -------
  Net investment income.........................................        0.02
  Net unrealized gain on investments............................        0.06
                                                                     -------
  Net increase from investment operations.......................        0.08
                                                                     -------
Capital charge with respect to issuance of common shares........       (0.03)
                                                                     -------
Net asset value, end of period**................................     $ 14.38
                                                                     =======
Market value, end of period**...................................     $ 15.28
                                                                     =======
Total Investment Return++                                               1.87%
                                                                     =======
Ratios to Average Net Assets of Common Shareholders:
  Expenses after fee waiver.....................................        0.79%#
  Expenses before fee waiver....................................        1.04%#
  Net investment income after fee waiver........................        1.47%#
  Net investment income before fee waiver.......................        1.22%#
Supplemental Data:
  Average net assets of common shareholders (000)...............     $92,168
  Portfolio turnover............................................           0%
  Net assets of common shareholders, end of period (000)........     $92,168

--------

*  Commencement of investment operations.


** Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.


+ Net asset value immediately after the closing of the first public offering was $14.30.


++ Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total investment return does reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.


#  Annualized


   The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                                   THE TRUST

   The Trust is a recently organized, non-diversified, closed-end, management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on March 30, 2001 pursuant to an Agreement and Declaration of Trust, as later amended and restated, governed by the laws of the State of Delaware. On July 31, 2001, the Trust issued an aggregate of 6,400,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust's common shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "BNJ". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257. The Trust is designed to provide tax benefits to investors who are residents of New Jersey for tax purposes.

   The following provides information about the Trust's outstanding shares as of September 21, 2001:



                                                      Amount held by
                                                       the Trust or
                                             Amount      for its       Amount
   Title of Class                          Authorized    Account     Outstanding
   --------------                          ---------- -------------- -----------
   Common................................. Unlimited         0        7,368,028
   Preferred..............................                   0                0
   Series R7..............................                   0                0


                                USE OF PROCEEDS

   The net proceeds of this offering will be approximately $63,078,426 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in municipal bonds that meet the Trust's objective and policies at or shortly (within six to eight weeks) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

                           CAPITALIZATION (Unaudited)

   The following table sets forth the capitalization of the Trust as of September 21, 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.



                                                        Actual    As Adjusted
                                                     ------------ ------------
Shareholder's Equity:
  Preferred Shares, $.001 par value, $25,000 stated
   value per share, at liquidation value; unlimited
   shares authorized (no shares issued; 2,552 shares
   issued, as adjusted)............................. $        --  $ 63,800,000
  Common shares, $.001 par value per share;
   unlimited shares authorized, 7,368,028 shares
   outstanding*.....................................        7,368        7,368
Paid-in surplus.....................................  105,333,833  104,612,259
Balance of undistributed net investment income......      336,021      336,021
  Accumulated net realized gain/loss from investment
   transactions.....................................          --           --
  Net unrealized appreciation/depreciation of
   investments......................................  (1,595,739)   (1,595,739)
                                                     ------------ ------------
  Net assets........................................  104,081,483  167,159,909
                                                     ============ ============

--------
*None of these outstanding shares are held by or for the account of the Trust.

                             PORTFOLIO COMPOSITION

   As of September 21, 2001, approximately 79.77% of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately 20.23% of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of September 21, 2001, based on the highest rating assigned.



   Credit Rating                                                  Value  Percent
   -------------                                                 ------- -------
   AAA/Aaa*..................................................... $52,982  50.90%
   AA/Aa........................................................  12,486  12.00%
   A/A..........................................................   1,595   1.53%
   BBB/Baa......................................................   3,090   2.97%
   BB/Ba........................................................     --     -- %
   Unrated+ ....................................................  12,874  12.37%
   Short-Term...................................................  21,054  20.23%
                                                                 -------  -----
     TOTAL...................................................... 104,081  100.0%
                                                                 =======  =====

--------
* Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.
+ Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by BlackRock Financial Management as being of comparable credit quality to rated securities in which the Trust may invest. See "The Trust's Investments--Investment Objective and Policies."

                            THE TRUST'S INVESTMENTS

Investment Objective and Policies

   The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

   The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey gross income tax. Under normal market conditions, the Trust expects to be fully invested (at least 95% of its net assets) in such tax-exempt municipal bonds, in which the Trust generally will invest at least 80% of its total assets. Under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher grade municipal bonds. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in New Jersey. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its total assets in municipal bonds exempt from New Jersey gross income tax, the Trust may invest in securities that pay interest that is not exempt from New Jersey gross income tax when, in the judgement of BlackRock, the return to the shareholders after payment of applicable New Jersey gross income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New Jersey gross income tax. See "--Other Investment Companies," and "--Tax-Exempt Preferred Shares."


   The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on

BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains tax.

   The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

   During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields.

   The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(2) more than 50% of the shares, whichever is less. See "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.


Municipal Bonds

   General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Trust will invest are generally issued by the State of New Jersey, political subdivisions of the State, and authorities or other intermediaries of the State and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and New Jersey gross income tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and New Jersey gross income tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

   The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

   The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

   Economic and Other Conditions in New Jersey. Except during temporary periods, the Trust invests substantially all of its assets in New Jersey municipal obligations. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New Jersey municipal obligations. In addition, the specific New Jersey municipal obligations in which the Trust invests are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of New Jersey municipal obligations, does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New Jersey municipal obligations may be subject, and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of New Jersey published in connection with the issuance of specific State of New Jersey obligations, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all New Jersey municipal obligations acquired by the Trust. Neither BlackRock nor the Trust assumes any responsibility for the completeness or accuracy of such information.

   Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of New Jersey municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Trust to pay interest on or principal of such obligations. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no responsibility on the part of the State of New Jersey to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New Jersey and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New Jersey municipal obligations.

   New Jersey benefits from a diverse economic base which includes such factors as the State's proximity to New York and Pennsylvania, extensive highway system, large white-collar labor force, growing pharmaceutical industry, and various commercial and industrial firms having headquarters and regional offices located within its borders. New Jersey's 1999 economic indicators showed employment growth of 1.7%; personal income growth of 6.4%; sales of existing homes rising by 20%; and the unemployment rate remaining low at 4.6%. New Jersey's per capita personal income of $36,106 in 1999 represented 126.6% of the national average and the second highest ranking for all states in the nation.

   New Jersey ended fiscal year 1999 with an unreserved general fund balance of $276.1 million and total operating fund reserves of approximately $1.3 billion. In addition, the State's special revenue property-tax relief fund ended fiscal 1999 with an undesignated balance of $364 million. Fiscal year 2000 is projected to end with an unreserved general fund balance of $200.1 million and an increase of $23 million in the State's total operating fund reserves.

   At the end of fiscal 2000, New Jersey had approximately $14.5 billion in outstanding indebtedness, consisting of approximately $3.8 billion of general obligation bonds and in $10.7 billion of appropriation-backed debt obligations. Projects supported by general obligation bonds are of economic, social and environmental importance, including the construction of correctional and human services facilities, transportation projects and higher education improvements. The appropriation-backed debt obligations of the State included the 1997 New Jersey Economic Development Authority's issuance of $2.75 billion of State Pension Funding Bonds, the proceeds of which were used to fully fund the State's unfunded accrued pension liability. As of the end of fiscal 2000, the State's debt ratio remained moderate at $1,755 per capita, or 4.9% of personal income and 4.5% of operating fund appropriations.

   New Jersey state and local government obligations may be adversely affected by political and economic conditions and developments within the State of New Jersey and the nation as a whole.


When-Issued and Forward Commitment Securities

   The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid high grade debt securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

   The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of Preferred Shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

   The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust treats investments in tax-exempt preferred shares as investments in municipal bonds.

                                     RISKS

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Interest Rate Risk

   Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Share dividends, however, Preferred Share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay Preferred Share dividends would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

   The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

Secondary Market Risk

   If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.


Ratings and Asset Coverage Risk

   While Moody's assigns a rating of "aaa" to the Preferred Shares and S&P assigns a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.


Credit Risk

   Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

State Concentration Risk

   Because the Trust primarily purchases municipal bonds issued by the State of New Jersey or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal bonds. There can be no assurance that New Jersey will not experience a decline in economic conditions or that the New Jersey municipal bonds purchased by the Trust will not be affected by such a decline.

   For a discussion of economic and other conditions in New Jersey, see "The Trust's Investments--Municipal Bonds--Economic and Other Conditions in New Jersey."

Municipal Bond Market Risk

   Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the Preferred Shares.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Economic Sector Risk


   The Trust may invest 25% or more of its total assets in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the value of the Trust's assets.


Non-Diversification

   The Trust has registered as a "non-diversified " investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Recent Developments


   As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the Preferred Shares.


                            MANAGEMENT OF THE TRUST

Trustees and Officers

   The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

   BlackRock Advisors, Inc., 345 Park Avenue, New York, New York, 10154, acts as the Trust's investment advisor. BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York, 10154, acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $220 billion of assets under management as of July 31, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.


   The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. BlackRock has 18 leveraged municipal closed-end funds and six open-end municipal funds under management and approximately $17.2 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


   Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

   BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax and New Jersey gross income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.


   BlackRock's Municipal Bond Team. BlackRock uses a team approach to managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

   BlackRock's municipal bond team includes five portfolio managers with an average experience of 14 years and five credit research analysts with an average experience of 11 years. Kevin M. Klingert, a managing director, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. Mr. Klingert has over 17 years of experience in the municipal market.

Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes Craig Kasap, James McGinley, F. Howard Downs and Anthony Pino. Mr. Kasap, CFA, has been a portfolio manager at BlackRock for over four years and is a member of BlackRock's Investment Strategy Group. Prior to joining BlackRock in 1997, Mr. Kasap spent the previous three years as a municipal bond trader with Keystone Investments Inc. in Boston where he was involved in formulating the firm's municipal bond investment strategies. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Anthony Pino has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, he was a Brokerage Coordinator at CPI Capital. From 1996 to 1999, Mr. Pino was an Assistant Vice President and trader in the Municipal Strategy Group at Prudential Securities Incorporated.

   BlackRock's municipal bond portfolio managers are responsible for over 70 municipal bond portfolios, valued at approximately $12.6 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages 14 municipal liquidity accounts valued at approximately $4.6 billion. Currently, the team manages 18 closed-end municipal funds with approximately $4.6 billion in managed assets as of July 31, 2001.


   BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

   BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

   In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

   BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of the $12.6 billion in municipal bonds managed by BlackRock.

   Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

   Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities--1992 Update, published in January 1993. As a result of these efforts, the SEC implemented primary and secondary disclosure regulations for municipal bonds in July 1995. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

   BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

Investment Management Agreement

   Pursuant to an investment management agreement between BlackRock Advisors and the Trust and certain waivers relating thereto, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.60% of the average weekly value of the Trust's Managed Assets (the "management fee"). BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through July 31, 2006), and for a declining amount for an additional four years (through July 31, 2010). The Trust will also reimburse BlackRock Advisors for all out-of-pocket expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

   In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first nine years of the Trust's operation, BlackRock Advisors has undertaken to waive its management fee and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                              Percentage Waived
                                                              (as a percentage
         Twelve Month                                                of
         Period Ending                                         average weekly
            July 31                                            Managed Assets)
         -------------                                        -----------------
      2002*..................................................       0.25%
      2003...................................................       0.25%
      2004...................................................       0.25%
      2005...................................................       0.25%
      2006...................................................       0.25%
      2007...................................................       0.20%
      2008...................................................       0.15%
      2009...................................................       0.10%
      2010...................................................       0.05%

--------
*  From the commencement of operations.

   BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond July 31, 2010 or after termination of the investment management agreement.

                        DESCRIPTION OF PREFERRED SHARES

   The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences (the "Statement") attached as Appendix A to the statement of additional information.

General

   The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The
Statement currently authorizes the issuance of     Preferred Shares, Series R7.
All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).


   The Preferred Shares will rank on parity with and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Dividend Periods

   The following is a general description of dividends and Rate Periods.

   Rate Periods. The Initial Rate Period of the Preferred Shares will be 14 days. Any subsequent Rate Periods of Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods designating them as Special Rate Periods. See "-- Designation of Special Dividends Periods" below.

   Dividend Payment Dates. Dividends will be payable, when as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law. Dividends are scheduled to be paid for as follows:



                                                                         Subsequent Dividend
                            Initial Dividend                                Payment Dates
     Series                   Payment Date                                     on Each
     ------                 ----------------                             -------------------
     R7                     October 19, 2001                                   Friday


If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next Business Day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.


   Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.


   Calculation of Dividend Payment. The Trust computes the dividends per share payable by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365. If the Trust has designated a special dividend period, then the numerator will be the number of days in the special dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.


   Dividends will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.


   The maximum applicable rate for any rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. The applicable percentage is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable
Percentage: Notification" in the Applicable Percentage Table below:




                        Applicable Percentage Table

--------------------------------------------------------------------------------

        Credit Ratings                   Applicable Percentage Table
------------------------------- ---------------------------------------------
                                Applicable Percentage: Applicable Percentage:
    Moody's            S&P         No Notification          Notification
----------------  ------------- ---------------------- ----------------------
"aa3" or higher   AA- or higher          110%                   150%
"a3" to "a1"      A- to A+               125%                   160%
"baa3" to "baa1"  BBB- to BBB+           150%                   250%
"ba3" to "ba1"    BB- to BB+             200%                   275%
Below "Ba3"       Below BB-              250%                   300%

   The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:



                         Reference Rate Table
      ------------------------------------------------------------
          Rate Period                   Reference Rate
      --------------------   ------------------------------------
      28 days or less        Greater of:
                             .""AA'' Composite
                             Commercial Paper Rate
                             .Taxable Equivalent of the
                             Short-Term Municipal Bond Rate
      29 days to 182 days    "AA" Composite Commercial Paper Rate
      183 days to 364 days   Treasury Bill Rate
      365 days or more       Treasury Note Rate


   If the rate period immediately preceding the current rate period was a period of 29 days or more and an auction for a regular 7-day rate period has not yet been held, then the maximum applicable rate will be the greatest of:


  .  the dividend rate applicable for the preceding rate period;


  . the applicable percentage of the reference rate as it exists on the Auction Date for the current rate period assuming the length of the current rate period was the same as the preceding rate period; and


  . the applicable percentage of the reference rate for the current dividend period.


   "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.


   Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

   If an auction for Preferred Shares is not held when scheduled for any reason, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

   Additional Dividends. Under Federal income tax rules applicable to the Trust, the Trust may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on Preferred Shares after the dividend has been paid (a "Retroactive Taxable Allocation"). If the Trust makes a Retroactive Taxable Allocation on the Preferred Shares without giving advance notice thereof as described under "The Auction--Auction Proceeds", the Trust will, in the circumstances below, pay to the holders of Preferred Shares, out of funds legally available therefore, an additional dividend. The additional dividend will be in an amount equal to the amount of taxes paid by a holder of Preferred Shares on the Retroactive Taxable Allocation, provided that the additional dividend will be calculated:

  .  without consideration being given to the time value of money;

  . assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

  . assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal, New Jersey gross income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

   Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Taxes." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

   The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Retroactive Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

   Restrictions on Dividends and Other Distributions. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

  . immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

  . full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

  . any additional dividend required to be paid on or before the date of such transaction has been paid; and

  . the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

   The Trust generally will not declare, pay or set apart for payment any dividend on any shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any other shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

   Designation of Special Dividend Periods. The Trust may, at its sole option, declare a special dividend period. To declare a special dividend period, the Trust will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding dividend period for the Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long. The Trust may not request a special dividend period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full.


Redemption

   Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.


   Optional Redemption. The Trust, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefore. Any optional redemption will occur on the second business day prior to any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption. No Preferred Shares may be redeemed if the redemption would cause the Trust to violate the 1940 Act or applicable law. In addition, holders of Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Retroactive Taxable Allocation. Preferred Shares may not be redeemed in part if fewer than 300 shares would remain outstanding after the redemption. The Trust has the authority to redeem the Preferred Shares for any reason.


Liquidation

   If the Trust is liquidated, the holders of outstanding Preferred Shares will receive the liquidation preference on the Preferred Shares, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.


   For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

  . the sale of all or substantially all the property or business of the Trust;

  . the merger or consolidation of the Trust into or with any other corporation; or

  . the merger or consolidation of any other corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

   The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

   The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company

Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of August 31, 2001, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $721,574, would have been computed as follows:



       Value of Trust assets less liabilities
         not constituting senior securities           167,159,909
     -------------------------------------------   =  -----------   = 262%
     Senior securities representing indebtedness      63,800,000
                        plus
      liquidation value of the preferred shares


   In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" above.




   The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

   As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

   The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares.

Voting Rights

   Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

   Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

   As long as any Preferred Shares are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting as a separate class):

     (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the Preferred Shares or any other preferred stock, unless, in the case of shares of preferred stock on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

     (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount.


     (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

     (d) amend the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

   To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, as amended and restated, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, as amended and restated, or the Statement, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares of any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, as amended and restated, or the Statement, no vote of holders of common stock, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

   The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

General

   The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the statement of additional information for a more complete description of the auction process.

   Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent currently, The Bank of New York which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.


   The auction agent may terminate the auction agency agreement upon 60 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

   Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

   The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 to 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

   The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement.

Auction Procedures

   Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer.

  1. Hold order--indicating its desire to hold Preferred Shares without regard to the applicable rate for the next dividend period.

  2. Bid--indicating its desire to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

  3. Sell order--indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

   A beneficial owner may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits its bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order with respect to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.


   A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or that is a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is not less than the specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.




   The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.


   There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for Preferred Shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

   If there are not sufficient clearing bids, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If this happens, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period. The applicable rate for the next dividend period will then be:



  . (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and
     (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by


  . 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.


   If the applicable rate period is less than 183 days and the Kenny Index is less than amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.




   The "AA' Composite Commercial Paper Rate" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any 7-day Rate Period or any Special Rate Period of fewer than 49 Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a 7-day Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the applicable rate for a series of Preferred Shares when all of the outstanding shares of the series are subject to a hold orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates;
(3) 85 or more but fewer than 99 days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the business day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the commercial paper dealers to the Auction Agent for the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining commercial paper dealers to provide such rate or rates not being supplied by the other commercial paper dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.


   The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.

   The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.


   The "Treasury Note Rate" is on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or
(ii) in the event that


any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.


   If all the shares of a series are subject to hold orders and the Trust has notified the Auction Agent of its intent to allocate to a series of Preferred Shares any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for the series of Preferred Shares for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.


   The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each Preferred Share in the affected series by the number of days in the Dividend Period in respect of which the Taxable Income is contemplate to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (iii) dividing the amount determined in (ii) by $25,000.


   "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

   The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

   Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

   The auctions for Preferred Shares will normally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.

   Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

Secondary Market Trading and Transfers of Preferred Shares

   The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance than any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

   A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

  . pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

  .  to a Broker-Dealer; or

  .  to such other persons as may be permitted by the Trust;

provided, however, that

  . a sale, transfer or other disposition of Preferred Shares from a customer of Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

  . in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

   In addition to the Preferred Shares, the Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless assetcoverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

   The Trust's common shares are traded on the New York Stock Exchange under the symbol "BNJ".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

   The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

   In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

   The 5% holder transactions subject to these special approval requirements are:

  . the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

  . the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to the Dividend Reinvestment Plan;

  . the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

  . the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

   To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment

Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding Preferred Shares. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

   To liquidate the Trust, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

   For the purposes of calculating a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class or series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

   The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, as amended and restated, on file with the Securities and Exchange Commission for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

   Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust, Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value, This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                                  TAX MATTERS

Federal Income Tax Matters

   The following is a description of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

   The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any U.S. federal income tax. The Trust expects that substantially all of the dividends it distributes to its common shareholders and Preferred Shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular U.S. federal income tax. Some or all of an exempt-interest dividend, however, may be subject to U.S. federal alternative minimum tax imposed on the shareholder. Different U.S. federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate tax-exempt interest income, long-term capital gain and other taxable income, if any, proportionately among the common shares and the Preferred Shares in proportion to total dividends paid to each class for the year. The Trust intends to notify Preferred Shareholders in advance if it will allocate income to them that is not exempt from regular U.S. federal income tax. In certain circumstances, the Trust will make payments to Preferred Shareholders to offset the tax effects of the taxable distribution. See "Description of Preferred Shares--Dividends and Dividend Periods--Additional Dividends." The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains and ordinary income are taxed currently at a maximum rate of 39.1%, while long-term capital gains are generally taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).* Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of capital gain dividends received (or amounts credited as on undistributed capital gains) with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.


   This summary of tax consequences is intended for general information only. You should consult a tax advisor concerning the tax consequences of your investment in the Trust. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Tax Matters" in the Statement of Additional Information below.


New Jersey Tax Matters

   Individual shareholders of the Trust, including trusts and estates, who are subject to the New Jersey gross income tax will not be required to include in their New Jersey gross income distributions from the Trust which the Trust clearly identifies as directly attributable to interest or gains from New Jersey municipal securities, obligations of the United States or any other obligations the interest and gain on which are exempt from New Jersey gross income tax under New Jersey or Federal law, provided that the Trust qualifies as a regulated

--------
* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

investment company under the Code and provided that the Trust satisfies New Jersey's statutory requirements for treatment as a qualified investment fund under the provisions of the New Jersey Gross Income Tax Act (N.J. Stat. Ann.
(S).54A:5-1 et seq.), as amended and supplemented, and any regulations promulgated thereunder.

   Under existing New Jersey law, gross income distributions to individual shareholders from the Trust will not be subject to the New Jersey gross income tax for any calendar year if, at the close of each quarter of such calendar year, the Trust's portfolio consisted solely of (1) notes, bonds and other obligations issued by the State of New Jersey or its municipalities, counties and other taxing districts, or by the United States government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) any other obligations which are exempt from inclusion in gross income under the New Jersey Gross Income Tax Act.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury Regulations and New Jersey tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, as well as the New Jersey tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

   Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.

                                  UNDERWRITING

   Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives of the underwriters named below. Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.



                                                                        Number
     Name                                                              of Shares
     ----                                                              ---------
     Salomon Smith Barney Inc. .......................................
     Merrill Lynch, Pierce, Fenner & Smith
              Incorporated............................................
     Prudential Securities Incorporated...............................
     UBS Warburg LLC..................................................
     A.G. Edwards & Sons, Inc. .......................................
     Gruntal & Co., L.L.C. ...........................................
     J.J.B. Hilliard, W.L. Lyons, Inc. ...............................
                                                                          ---
       Total..........................................................
                                                                          ===


   The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any shares. In the underwriting agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

   The underwriters    , propose to initially offer some of the Preferred
Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain
dealers at the public offering price less a concession not in excess of $   per
share. The sales load the Trust will pay of $    per share is equal to   % of
the initial offering price. The underwriters may allow, and such dealers may
reallow, a concession not in excess of $    per share on sales to certain other
dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred
Shares purchased in the initial public offering on or before       2001.


   The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

   The Trust anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

   J.J.B. Hilliard, W.L. Lyons, Inc., one of the underwriters, is an affiliate of BlackRock Advisors and BlackRock Financial Management.


   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is Four World Financial Center, New York, New York 10080.


   The settlement date for the purchase of the Preferred Shares will be      ,
2001, as agreed upon by the underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                  CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

   The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.


   The Bank of New York, 100 Church Street, New York, New York, 10286 a banking corporation organized under the laws of New York, is the auction agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                                 LEGAL OPINIONS

   Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                             AVAILABLE INFORMATION

   The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


   This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

   Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds..........................................................  B-2
Investment Objective and Policies........................................  B-2
Investment Policies and Techniques.......................................  B-4
Other Investment Policies and Techniques................................. B-11
Management of the Trust.................................................. B-13
Portfolio Transactions and Brokerage..................................... B-20
Additional Information Concerning the Auctions for Preferred Shares...... B-21
Description of Common Shares............................................. B-22
Repurchase of Common Shares.............................................. B-22
Tax Matters.............................................................. B-24
Experts.................................................................. B-28
Additional Information................................................... B-28
Independent Auditors' Report.............................................  F-1
Financial Statements.....................................................  F-2
APPENDIX A Statement of Preferences of Municipal Auction Rate Cumulative
 Preferred Shares........................................................ AA-1
APPENDIX B Ratings of Investments........................................ BB-1
APPENDIX C General Characteristics and Risks of Hedging Transactions..... CC-1

                                   APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE


   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:


                                    Tax-Free Yields
   Tax        ------------------------------------------------------------------------------------------
  Rate        1.5%            2.0%            2.5%            3.0%            3.5%            4.0%
  ----        -----           -----           -----           -----           -----           -----
  15.0%       1.76%           2.35%           2.94%           3.53%           4.12%           4.71%
  27.5%       2.05%           2.74%           3.42%           4.11%           4.79%           5.52%
  30.5%       2.14%           2.86%           3.57%           4.29%           5.00%           5.76%
  35.5%       2.31%           3.08%           3.85%           4.62%           5.38%           6.20%
  39.1%       2.44%           3.26%           4.07%           4.89%           5.70%           6.57%


   The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and New Jersey state taxes, using published 2001 marginal Federal tax rates and marginal New Jersey tax rates currently available and scheduled to be in effect.

                                      2001


                                                               Taxable Equivalent Estimated
                                     Federal  State   Combined        Current Return
                                       Tax     Tax      Tax    ----------------------------------
  Single Return      Joint Return    Bracket Bracket* Bracket* 1.5%  2.0%  2.5%  3.0%  3.5%  4.0%
  -------------    ----------------- ------- -------- -------- ----  ----  ----  ----  ----  ----
$       0--27,050  $       0--45,200  15.00%  1.750%   16.50%  1.80% 2.39% 2.99% 3.59% 4.19% 4.79
   27,050--65,550    45,200--109,250   27.5   5.525     31.5   2.19  2.92  3.65  4.38  5.11  5.84
  65,550--136,750   109,250--166,500   30.5   6.370     34.9   2.31  3.07  3.84  4.61  5.38  6.15
 136,750--297,350   166,500--297,350   35.5   6.370     39.6   2.48  3.31  4.14  4.97  5.80  6.62
  Over 297,350       Over 297,350      39.1   6.370     43.0   2.63  3.51  4.38  5.26  6.14  7.01




   *The combined state and Federal tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note that the table does not reflect (i) any Federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or
(iii) any taxes other than personal income taxes. The table assumes that Federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a Federal bracket, the highest state rate corresponding to the highest income within that Federal bracket is used. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                $63,800,000


                                   BlackRock

                       New Jersey Municipal Income Trust

                Municipal Auction Rate Cumulative Preferred Shares

                          2,552 Shares, Series R7


                               ----------------

                                   PROSPECTUS

                             September  , 2001


                               ----------------

                           Salomon Smith Barney


                            Merrill Lynch & Co.


                         A.G. Edwards & Sons, Inc.


                           Prudential Securities


                                UBS Warburg


                           Gruntal & Co., L.L.C.


                     J.J.B. Hilliard, W.L. Lyons, Inc.


                               A PNC Company


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+                                                                              +
+The information in this Statement of Additional Information is not complete + +and may be changed. We may not sell these securities until the Registration + +Statement filed with the Securities and Exchange Commission is effective. +
+This Statement of Additional Information is not an offer to sell these        +
+securities and it is not soliciting an offer to buy these securities in any   +
+state where the offer or sale is not permitted.                               +

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED SEPTEMBER 26, 2001


                BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                    STATEMENT OF ADDITIONAL INFORMATION


  BlackRock New Jersey Municipal Income Trust (the "Trust") is a recently organized, non-diversified, closed-end, management investment company. This Statement of Additional Information relating to Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated September, 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.


                             TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Use of Proceeds..........................................................   B-2
Investment Objective and Policies........................................   B-2
Investment Policies and Techniques.......................................   B-4
Other Investment Policies and Techniques.................................  B-11
Management of the Trust..................................................  B-13
Portfolio Transactions and Brokerage.....................................  B-20
Additional Information Concerning the Auctions for Preferred Shares......  B-21
Description of Common Shares.............................................  B-22
Repurchase of Common Shares..............................................  B-22
Tax Matters..............................................................  B-24
Experts..................................................................  B-28
Additional Information...................................................  B-28
Independent Auditors' Report.............................................   F-1
Financial Statements.....................................................   F-2
APPENDIX A--Statement of Preferences of Municipal Auction Rate Cumulative
 Preferred Shares........................................................  AA-1
APPENDIX B--Ratings of Investments.......................................  BB-1
APPENDIX C--General Characteristics and Risks of Hedging Transactions....  CC-1


   This Statement of Additional Information is dated September  , 2001.

                              USE OF PROCEEDS


   Pending investment in municipal bonds that meet the Trust's investment objective and policies the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques-- Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and New Jersey gross income tax and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                     INVESTMENT OBJECTIVE AND POLICIES


   The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Preferred Shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing Preferred Shares. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


Investment Restrictions


   Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:


     (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental users;


     (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;


     (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;


     (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;


     (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or


     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

   When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.


   For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.


   For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.


   Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


   In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:


     (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

     (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or


     (3) Purchase securities of companies for the purpose of exercising control.


   The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.


   In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of its taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


   The Trust intends to apply for ratings for the Preferred Shares from Moody's and S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (aaa) and by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                    INVESTMENT POLICIES AND TECHNIQUES


   The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.


Portfolio Investments


   The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and New Jersey gross income tax.


   Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.


   A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.


   The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques-- Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.


   The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.


   Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

   Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or up on municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.


   In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.


Short-Term Taxable Fixed Income Securities


   For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:


     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.


     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.


     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


Short-Term Tax-Exempt Fixed Income Securities


   Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:


   Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.


   Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.


   Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.


   Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.


   Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

   Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.


   Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.


   While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


Duration Management and Other Management Techniques


   The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."


   Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.


   Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.


   Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.


   Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.


   Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.


   Appendix D contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.


   Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."


Short Sales


   The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.


   When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


   The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.


   If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

   The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


                 OTHER INVESTMENT POLICIES AND TECHNIQUES


Restricted and Illiquid Securities


   Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


When-Issued and Forward Commitment Securities


   The Trust may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust entered into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.


Borrowing


   Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks including volatility in net asset value, market value and income available for distribution.


Reverse Repurchase Agreements


   The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.


   If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.


Repurchase Agreements


   As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


Zero Coupon Bonds


   The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


Lending of Securities


   The Trust may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.


   The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


Residual Interest Municipal Bonds


   The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.


                          MANAGEMENT OF THE TRUST


Investment Management Agreement


   Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.


   The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


   The investment management agreement and certain waivers of the management fees were approved by the Trust's board of trustees, on May 24, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.70% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for a temporary fee waiver of 0.30% of the average weekly value of the Trust's total Managed Assets in each of the first five years of the Trust's operations (through July 31, 2006) and for a declining amount for an additional five years. Subsequently, BlackRock Advisors unilaterally agreed to permanently waive a portion of the management fee to which it is entitled equal to 0.10% of the average weekly value of the Trust's total Managed Assets and adjusted the temporary fee waiver so that BlackRock Advisors would waive 0.25% of the average weekly value of the Trust's total Managed Assets in each of the first five years and would waive a declining amount for an additional four years as set forth in the prospectus under "Management of the Trust--Investment Management Agreement." The net effect of the permanent fee waiver and the adjusted temporary fee waiver schedule was to reduce the management fees paid by the Trust by 0.05% of the Trust's total Managed Assets in each of the first ten years of the Trust's operations and to reduce the management fees paid by the Trust by 0.10% of the Trust's total Managed Assets in each year thereafter.


   The investment management agreement and the waivers of management fees were approved by the sole common shareholder of the Trust as of July 19, 2001. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


Sub-Investment Advisory Agreement


   BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to July 31, 2002, 38% of the monthly management fees received by BlackRock Advisors, (ii) from August 1, 2002 to July 31, 2003, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after July 31, 2003, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.


   The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.


   Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.


   The sub-investment advisory agreement was approved by the Trust's board of trustees on May 24, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of July 19, 2001. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


Trustees and Officers


   The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                   Principal Occupation During The
       Name and Address         Title          Past Five Years and Other Affiliations
       ----------------         -----          --------------------------------------

 Andrew F. Brimmer ..........  Trustee President of Brimmer & Company, Inc., a Washington,
  4400 MacArthur Blvd., N.W.           D.C.-based economic and financial consulting firm.
  Suite 302                            Director of CarrAmerica Realty Corporation and Borg-
  Washington, DC 20007                 Warner Automotive. Formerly member of the Board of
  Age: 74                              Governors of the Federal Reserve System. Formerly
                                       Director of AirBorne Express, BankAmerica Corporation
                                       (Bank of America), Bell South Corporation, College
                                       Retirement Equities Fund (Trustee), Commodity
                                       Exchange, Inc. (Public Governor), Connecticut Mutual
                                       Life Insurance Company, E.I. Dupont de Nemours &
                                       Company, Equitable Life Assurance Society of the
                                       United States, Gannett Company, Mercedes-Benz of North
                                       America, MNC Financial Corporation (American Security
                                       Bank), NMC Capital Management, Navistar International
                                       Corporation, PHH Corp.and UAL Corporation (United
                                       Airlines).

 Richard E. Cavanagh.........  Trustee President and Chief Executive Officer of The
  845 Third Avenue                     Conference Board, Inc., a leading global business
  New York, NY 10022                   membership organization, from 1995-present. Former
  Age: 54                              Executive Dean of the John F. Kennedy School of
                                       Government at Harvard University from 1988-1995.
                                       Acting Director, Harvard Center for Business and
                                       Government (1991-1993). Formerly Partner (principal)
                                       of McKinsey & Company, Inc. (1980-1988). Former
                                       Executive Director of Federal Cash Management, White
                                       House Office of Management and Budget (1977-1979). Co-
                                       author, The Winning Performance (best selling
                                       management book published in 13 national editions).
                                       Trustee Emeritus, Wesleyan University. Trustee,
                                       Drucker Foundation, Airplanes Group, Aircraft Finance
                                       Trust (AFT) and Educational Testing Service (ETS).
                                       Director, Arch Chemicals, Fremont Group and The
                                       Guardian Life Insurance Company of America.

 Kent Dixon .................  Trustee Consultant/Investor. Former President and Chief
  430 Sandy Hook Road                  Executive Officer of Empire Federal Savings Bank of
  St. Petersburg, FL 33706             America and Banc PLUS Savings Association, former
  Age: 63                              Chairman of the Board, President and Chief Executive
                                       Officer of Northeast Savings. Former Director of ISFA
                                       (the owner of INVEST, a national securities brokerage
                                       service designed for banks and thrift institutions).

 Frank J. Fabozzi............  Trustee Consultant. Editor of The Journal of Portfolio
  858 Tower View Circle                Management and Adjunct Professor of Finance at the
  New Hope, PA 18938                   School of Management at Yale University. Director,
  Age: 52                              Guardian Mutual Funds Group. Author and editor of
                                       several books on fixed income portfolio management.
                                       Visiting Professor of Finance and Accounting at the
                                       Sloan School of Management, Massachusetts Institute of
                                       Technology from 1986 to August 1992.

                                                    Principal Occupation During The
       Name and Address          Title          Past Five Years and Other Affiliations
       ----------------          -----          --------------------------------------

 Laurence D. Fink*...........  Trustee   Director, Chairman and Chief Executive Officer of
  Age: 48                                BlackRock, Inc. since its formation in 1998 and of
                                         BlackRock, Inc.'s predecessor entities since 1988.
                                         Chairman of the Management Committee of BlackRock,
                                         Inc. Formerly, Managing Director of the First Boston
                                         Corporation, Member of its Management Committee, Co-
                                         head of its Taxable Fixed Income Division and Head
                                         of its Mortgage and Real Estate Products Group.
                                         Currently, Chairman of the Board of each of the
                                         closed-end Trusts in which BlackRock Advisors, Inc.
                                         acts as investment advisor, President, Treasurer and
                                         a Trustee of the BlackRock Funds, Chairman of the
                                         Board and Director of Anthracite Capital, Inc., a
                                         Director of BlackRock's offshore funds and
                                         alternative products and Chairman of the Board of
                                         Nomura BlackRock Asset Management Co., Ltd.
                                         Currently, Vice Chairman of the Board of Trustees of
                                         Mount Sinai-New York University Medical Center and
                                         Health System and a Member of the Board of Phoenix
                                         House.

 James Clayburn La Force,        Trustee Dean Emeritus of The John E. Anderson Graduate
  Jr. .......................            School of Management, University of California since
  P.O. Box 1595                          July 1, 1993. Director, Jacobs Engineering Group,
  Pauma Valley, CA 92061                 Inc., Payden & Rygel Investment Trust, Provident
  Age: 72                                Investment Counsel Funds, Timken Company, Motor
                                         Cargo Industries and Trust for Investment Managers.
                                         Acting Dean of The School of Business, Hong Kong
                                         University of Science and Technology 1990-1993. From
                                         1978 to September 1993, Dean of The John E. Anderson
                                         Graduate School of Management, University of
                                         California.

 Walter F. Mondale...........    Trustee Partner, Dorsey & Whitney, a law firm (December
  220 South Sixth Street                 1996-present, September 1987-August 1993). Formerly,
  Minneapolis, MN 55402                  U.S. Ambassador to Japan (1993-1996). Formerly Vice
  Age: 73                                President of the United States, U.S. Senator and
                                         Attorney General of the State of Minnesota. 1984
                                         Democratic Nominee for President of the United
                                         States. Director, Northwest Airlines Corporation,
                                         NWA Inc., Northwest Airlines, Inc. and UnitedHealth
                                         Group Corporation.

 Ralph L. Schlosstein*.......  Trustee   Director since 1999 and President of BlackRock, Inc.
  Age: 50                      and       since its formation in 1998 and of BlackRock, Inc.'s
                               President predecessor entities since 1988. Member of the
                                         Management Committee and Investment Strategy Group
                                         of BlackRock, Inc. Formerly, Managing Director of
                                         Lehman Brothers, Inc. and Co-head of its Mortgage
                                         and Savings Institutions Group. Currently, President
                                         of each of the closed-end Trusts in which BlackRock
                                         Advisors, Inc. acts as investment advisor and a
                                         Director and Officer of BlackRock's alternative

                                                     Principal Occupation During The
       Name and Address           Title          Past Five Years and Other Affiliations
       ----------------           -----          --------------------------------------

                                           products. Currently, a Member of the Visiting
                                           Board of Overseers of the John F. Kennedy School
                                           of Government at Harvard University, the Financial
                                           Institutions Center Board of the Wharton School of
                                           the University of Pennsylvania, and a Trustee of
                                           New Visions for Public
                                           Education in New York City. Formerly, a Director
                                           of Pulte Corporation and a Member of Fannie Mae's
                                           Advisory Council.

 Anne F. Ackerley ...........  Secretary   Managing Director of BlackRock, Inc. since 2000.
  Age: 39                                  Formerly
                                           First Vice President and Chief Operating Officer,
                                           Mergers and Acquisitions Group at Merrill Lynch &
                                           Co. from 1997 to 2000; First Vice President and
                                           Chief Operating Officer, Public Finance Group at
                                           Merrill Lynch & Co. from 1995 to 1997; First Vice
                                           President, Emerging Markets Fixed Income Research
                                           at Merrill Lynch & Co. prior thereto.

 Henry Gabbay................  Treasurer   Managing Director of BlackRock, Inc. and its
  Age: 53                                  predecessor entities.

 Robert S. Kapito............  Vice        Vice Chairman of BlackRock, Inc. and its
  Age: 44                      President   predecessor entities.

 Kevin Klingert..............  Vice        Managing Director of BlackRock, Inc. and its
  Age: 38                      President   predecessor entities.

 James Kong..................  Assistant   Managing Director of BlackRock, Inc. and its
  Age: 38                      Treasurer   predecessor entities.

 Richard Shea, Esq...........  Vice        Managing Director of BlackRock, Inc. since 2000;
  Age: 41                      President / Chief Operating Officer and Chief Financial
                               Tax         Officer of Anthracite Capital, Inc. since 1998.
                                           Formerly, Director of BlackRock, Inc. and its
                                           predecessor entities.


   As of September 21, 2001, no person is known to the Trust to own of record or beneficially 5% or more of the outstanding common shares or Preferred Shares.


   The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.

                                                             Total Compensation
                                                             from the Trust and
                                          Estimated          Fund Complex Paid
                                         Compensation             to Board
Name of Board Member                      From Trust            Member(/1/)
--------------------                     ------------        ------------------
Andrew R. Brimmer.......................    $6,000(/2/)(/3/)      $160,000(/4/)
Richard E. Cavanagh.....................    $6,000(/2/)           $160,000(/4/)
Kent Dixon..............................    $6,000(/2/)           $160,000(/4/)
Frank J. Fabozzi........................    $6,000(/2/)           $160,000(/4/)
James Clayburn La Force, Jr. ...........    $6,000(/2/)           $160,000(/4/)
Walter F. Mondale.......................    $6,000(/2/)           $160,000(/4/)

--------
(!) Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). Two of these funds, BlackRock Target Term Trust and the BlackRock 2001 Term Trust were terminated on December 29, 2000 and June 30, 2001 respectively.
(/2/)Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, La
     Force and Mondale will defer $1,500, $1,500, $3,750 and $1,500, respectively, pursuant to the Fund Complex's deferred compensation plan.
(/3/)At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Dr. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(/4/)Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred
     $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

   Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/ director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

Codes of Ethics

   The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisor and Sub-Advisor

   BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $220 billion of assets under management as of July 31, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $129 billion of fixed income assets under management. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune

Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

   The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. BlackRock has 18 leveraged municipal closed-end funds under management and approximately $17.2 billion in municipal assets firm-wide. As of July 31, 2001, BlackRock managed over $6.6 billion in closed-end products. In March 2001, a Fortune Magazine article entitled "The Hidden Beauty of Bonds" by Andy Serwer called BlackRock "perhaps the greatest success story on Wall Street in the past half-decade." In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. In January 2001, Risk Magazine named BlackRock "Asset Management Risk Manager of the Year." Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

   The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

   The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

   One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

   It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                       ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

General

   Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Bankers Trust Company, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, Bankers Trust Company will be the holder of record of all the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

   DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this statement of additional information forms a part.

Concerning the Auction Agent

   The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

   The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

   The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

   The auction agent after each auction for shares of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or
(ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

   The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

   The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          DESCRIPTION OF COMMON SHARES

   A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                          REPURCHASE OF COMMON SHARES

   The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

   Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

   Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

   Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

   The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

   In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

   Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

   The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the IRS") retroactively or prospectively.


   The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from U.S. federal income tax in the hands of its shareholders, subject to the possible application of the U.S. federal alternative minimum tax.


   In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.


   As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) "investment company taxable income" (which includes, among other items, dividends, taxable interest, the excess of any net short-term capital gain over net long-term capital loss and any other taxable income other than net capital gain (as defined below) reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust may retain for investment its net capital gain determined without regard to the deduction for dividends paid (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as an undistributed capital gain dividend in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. In meeting these requirements of subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus.


   If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular U.S. federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. In addition, a regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income (adjusted for certain ordinary losses) for a one year period generally ending October 31 in the calendar year, and 100% of all ordinary income and capital gains for previous years that were not distributed during such years and on which the Trust paid no U.S. federal income tax, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.


   Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.


   The Trust intends to invest a sufficient amount of its assets in tax-exempt municipal bonds to permit payment of "exempt-interest" dividends, as defined in the Code, on its common shares and Preferred Shares. Under the Code, if at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Trust consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the U.S. federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under Section 103(a) of the Code. See "Investment Policies and Techniques" above. Gains of the Trust that are attributable to market discount on certain municipal obligations are treated as ordinary income. Distributions by the Trust of investment company taxable income, if any, will be taxable to its shareholders as ordinary income whether received in cash or additional shares. Distributions by the Trust of net capital gain, if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or Preferred Shares and whether such distributions are made in cash or additional shares. The amount of taxable income allocable to the Trust's Preferred Shares will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all other dividends paid on its Preferred Shares will constitute exempt-interest dividends for U.S. federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares, and after the basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations. The interest on private activity bonds in most instances is not tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business," "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."


   U.S. federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the U.S. federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal obligations, and therefore all exempt-interest dividends received from the Trust, are included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.


   Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to U.S. federal income tax.


   The IRS requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objectives of the Trust. The Trust may, at its election, notify the Auction Agent of the amount of any net capital gain or other income taxable for U.S. federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for U.S. federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its Preferred Shares to which such allocation was made in order to offset the U.S. federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares--Dividends and Dividend Periods--Additional Dividends" in the prospectus.


   If at any time when the Trust's Preferred Shares are outstanding the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares--Dividends and Dividend Periods--Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the

Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

   The Trust may, at its option, redeem its Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an shareholder's interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Trust. For purposes of (a), (b) and (c) above, a Preferred Shareholder's ownership of common shares will be taken into account.


   The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.


   Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income (which includes net short-term capital gains). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gains and gain from the sale or other disposition of Preferred Shares generally are exempt from U.S. federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.


   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

   The sale or other disposition of common shares or Preferred Shares of the Trust will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 39.1% while long-term capital gains generally will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).** However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received (or amounts credited as undistributed capital gain) with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of

--------
** The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

   The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.




   The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the U.S. federal, state, local, foreign and other income tax consequences to them of purchasing, holding and disposing of Trust shares.


                                    EXPERTS

   The statement of Assets and Liabilities of the Trust as of July 16, 2001 and statement of operations for the period then ended appearing in this statement of additional information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, provides auditing services to the Trust.


                             ADDITIONAL INFORMATION

   A Registration Statement on Form N-2 relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                       Independent Auditors' Report


   The Board of Trustees and Shareholder of


   The BlackRock New Jersey Municipal Income Trust


   We have audited the accompanying statement of assets and liabilities of The BlackRock New Jersey Municipal Income Trust (the "Trust") as of July 16, 2001, and the related statement of operations and changes in net assets for the period Marc 30, 2001 (date of inception) to July 16, 2001. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.


   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


   In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust as of July 16, 2001, and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Boston, Massachusetts


July 18, 2001

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                    STATEMENT OF ASSETS AND LIABILITIES


                               July 16, 2001



Assets:
Cash................................................................ $115,001

Liabilities:
Payable for organization costs......................................   15,000
                                                                     --------
Net Assets.......................................................... $100,001
                                                                     ========
Net assets were comprised of:
  Common stock at par (Note 1)...................................... $      8
  Paid-in capital in excess of par..................................  114,993
                                                                     --------
                                                                      115,001
  Undistributed net investment loss.................................  (15,000)
                                                                     --------
  Net assets, July 16, 2001......................................... $100,001
                                                                     ========
Net asset value per share:
Equivalent to 8,028 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized...................... $  12.46
                                                                     ========


              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                          STATEMENT OF OPERATIONS


    For the period March 30, 2001 (date of inception) to July 16, 2001



Investment Income..................................................... $     --
Expenses
  Organization expenses...............................................   15,000
                                                                       --------
Net investment loss................................................... $(15,000)
                                                                       ========

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                    STATEMENT OF CHANGES IN NET ASSETS


    For the period March 30, 2001 (date of inception) to July 16, 2001



INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment loss................................................ $(15,000)
                                                                      --------
  Net decrease in net assets resulting from operations...............  (15,000)
                                                                      --------
Capital Stock Transactions
  Net proceeds from the issuance of common shares....................  115,001
                                                                      --------
    Total increase...................................................  100,001
                                                                      --------
NET ASSETS
  Beginning of year..................................................        0
                                                                      --------
  End of year........................................................ $100,001
                                                                      ========


                       NOTES TO FINANCIAL STATEMENTS


Note 1. Organization


   The Blackrock New Jersey Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).


Note 2. Agreements


   The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.60% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the Investment Management Fee or other expenses of the trust in the amount of 0.25% of average weekly Managed Assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9.


Note 3. Organization Expenses and Offering Costs


   Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $441,200 will be charged to paid-in capital at the time shares of beneficial interest are sold.


Note 4. Cash & Cash Equivalents


   The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                              FINANCIAL STATEMENTS

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                    STATEMENT OF ASSETS AND LIABILITIES


                              AUGUST 31, 2001


                                (Unaudited)



Assets:
Investments at value (cost $104,629,275) (Note 1)................. $105,046,406
Cash..............................................................   10,053,276
Receivable for investments sold...................................    5,019,205
Interest receivable...............................................      541,104
Receivable for fund shares sold...................................       50,000
                                                                   ------------
                                                                    120,709,991
                                                                   ------------
Liabilities:
Payable for investments purchased.................................   28,292,600
Investment advisory fee payable (Note 2)..........................       30,868
Payable for organization costs....................................      192,000
Other accrued expenses............................................       26,144
                                                                   ------------
                                                                     28,541,612
                                                                   ------------
Net Investment Assets.............................................   92,168,379
                                                                   ============
Net assets were comprised of:
Common shares of beneficial interest:
  Par value (Note 4)..............................................        6,408
  Paid in capital in excess of par................................   91,611,593
                                                                   ------------
                                                                     91,618,001
Undistributed net investment income (Note 1)......................      133,247
Net unrealized appreciation (Note 1)..............................      417,131
                                                                   ------------
Net investment assets, August 31, 2001............................ $ 92,168,379
                                                                   ============
Net asset value per share:
Equivalent to 6,408,028 common shares of beneficial interest issued and outstanding, par value $0.001, unlimited shares
 authorized....................................................... $      14.38
                                                                   ============


                     See Notes to Financial Statements

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                          STATEMENT OF OPERATIONS


For the period July 27, 2001 (date of inception) to August 31, 2001 (Unaudited)


Net Investment Income
Income
  Interest............................................................ $205,259
                                                                       --------
Expenses
  Investment advisory.................................................   52,917
  Custodian...........................................................    2,931
  Trustees............................................................    2,020
  Reports to shareholders.............................................    6,021
  Independent accountants.............................................    8,686
  Transfer agent......................................................    1,850
  Registration........................................................    1,720
  Legal...............................................................      960
  Miscellaneous.......................................................    1,956
  Organization expenses...............................................   15,000
                                                                       --------
  Total expenses......................................................   94,061
  Less fees waived by Advisor (Note 2)................................  (22,049)
                                                                       --------
  Net expenses........................................................   72,012
                                                                       --------
Net investment income.................................................  133,247
                                                                       --------
Net change in unrealized appreciation on investments..................  417,131
                                                                       --------
Net Increase in Net Investment Assets Resulting from Operations....... $550,378
                                                                       ========


                     See Notes to Financial Statements

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                    STATEMENT OF CHANGES IN NET ASSETS


For the period July 27, 2001 (date of inception) to August 31, 2001 (Unaudited)


Increase in Net Investment Assets
Operations:
  Net Investment income........................................... $   133,247
  Net change in unrealized appreciation on investments............     417,131
                                                                   -----------
    Net increase in net assets resulting from operations..........     550,378
                                                                   -----------
Capital Share Transactions:
  Net proceeds from the issuance of common shares.................  91,618,001
                                                                   -----------
    Total increase................................................  92,168,379
                                                                   -----------
Net Investment Assets
Beginning of period...............................................         --
                                                                   -----------
End of period (including undistributed net investment income of
 $133,247)........................................................ $92,168,379
                                                                   ===========


                     See Notes to Financial Statements

              THE BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


                     FINANCIAL HIGHLIGHTS (Unaudited)



                                                                 For the Period
                                                                 July 27, 2001*
                                                                     Through
                                                                 August 31, 2001
                                                                 ---------------
Per Common Share Operating Performance:
  Net asset value, beginning of period**........................     $ 14.33+
                                                                     -------
  Net investment income.........................................        0.02
  Net unrealized gain on investments............................        0.06
                                                                     -------
Net increase from investment operations.........................        0.08
                                                                     -------
Capital charge with respect to issuance of common shares........       (0.03)
                                                                     -------
Net asset value, end of period**................................     $ 14.38
                                                                     =======
Market value, end of period**...................................     $ 15.28
                                                                     =======
Total Investment Return++.......................................        1.87%
                                                                     =======
Ratios To Average Net Assets Of Common Shareholders:
  Expenses after fee waiver.....................................        0.79%#
  Expenses before fee waiver....................................        1.04%#
  Net investment income after fee waiver........................        1.47%#
  Net investment income before fee waiver.......................        1.22%#
Supplemental Data:
  Average net assets of common shareholders (000)...............     $92,168
  Portfolio turnover............................................           0%
  Net assets of common shareholders, end of period (000)........     $92,168

--------

 * Commencement of investment operations. (Note 1)


** Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.


 + Net asset value immediately after the closing of the first public offering was $14.30.


++ Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total investment return does reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.


 # Annualized


   The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                     See Notes to Financial Statements

                       NOTES TO FINANCIAL STATEMENTS


                                (Unaudited)


Note 1. Organization & Accounting Policies


   The BlackRock New Jersey Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no other transactions other than when it sold 8,028 Common Shares for $115,001 ($14.325 per share) to BlackRock Advisors, Inc., until investment operations commenced on July 27, 2001. The Trust's investment objectives are to provide current income exempt from regular Federal and New Jersey state income taxes and to invest in municipal bonds that over time will perform better than the broader New Jersey municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.


   The following is a summary of significant accounting policies followed by the Trust.


   Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.


   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.


   Federal Income Taxes: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of Tax-exempt interest, no Federal income tax provision is required.


   Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carry forwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.


   Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


   Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.


   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.


   New Accounting Policies: Since inception, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. The Trust amortizes premiums and original issue discount on debt securities. The cumulative effect of this accounting policy had no impact on the total net assets of the Trust. The impact of this accounting policy is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of August 31, 2001.


Note 2. Agreements


   The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.


   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly Managed Assets. The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of 0.25% of average weekly Managed Assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9.


   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.


Note 3. Portfolio Securities


   Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 2001 aggregated $77,029,856 and $0, respectively.


   The federal income tax basis of the Trust's investments at August 31, 2001 was $104,629,275, and accordingly, net unrealized appreciation was $417,131 (gross unrealized appreciation--$495,650, gross unrealized depreciation-- $78,519).


Note 4. Capital


   There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 6,408,028 common shares of beneficial interest outstanding at August 31, 2001, the Advisor owned 8,028 shares.


   Transactions in common shares of beneficial interest for the period July 27, 2001 (commencement of investment operations) to August 31, 2001 were as follows:



   Shares Issued in connection with initial public offering........... 6,408,028
                                                                       ---------
   Net increase in shares outstanding................................. 6,408,028
                                                                       =========


   Offering costs of $177,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.


   The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest into one or more series of preferred shares of beneficial interest.

Note 5. Dividends


   Subsequent to August 31, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.0725 per common share payable October 4, 2001, to shareholders of record on October 1, 2001.


Note 6. Subsequent Event


   The underwriters elected to exercise the over-allotment option. This resulted in the issuance of 960,000 common shares of beneficial interest on September 7, 2001.

                BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST


           PORTFOLIO OF INVESTMENTS AUGUST 31, 2001 (Unaudited)



         Principal
          Amount                                       Option Call    Value
 Rating*   (000)               Description             Provisions+   (Note 1)
 ------- ---------  --------------------------------   ----------- ------------
                    LONG-TERM INVESTMENTS--84.0%
                    Delaware--7.0%
                    Charter Mac Equity Issuer Trust,
 NR         4000++   Ser. A-2, 6.30%, 6/30/49.......    6/09 @ 100 $  4,000,000
 NR         2500++   Ser. B-1, 6.80%, 11/30/50......   11/10 @ 100    2,500,000
                                                                   ------------
                                                                      6,500,000
                                                                   ------------
                    New Jersey--40.0%
                    Franklin Twnshp. Somerset Cnty.,
 Aaa       2,400     G.O., 5.00%, 8/15/23, FSA......    8/11 @ 100    2,423,160
 Aaa       6,000    Lafayette Yard Comm. Dev. Corp.
                     New Jersey Rev., Hotel/Conf.
                     Cntr. Proj. Trenton, 5.00%,
                     4/01/35, FGIC..................    4/11 @ 100    6,010,380
                    Lopatcong Twnshp. New Jersey
                     Board of Ed., G.O., FGIC,
 AAA       1,200     5.00%, 7/15/26.................    7/11 @ 100    1,203,612
 AAA       1,060     5.00%, 7/15/30.................    7/11 @ 100    1,060,000
                    New Jersey Econ. Dev. Auth.
                     Rev.,
                     Masonic Charity Foundation
 A+        2,000     Proj., 5.50%, 6/01/31..........    6/11 @ 102    2,081,700
                     Kapkowski Road Landfill B,
 NR        5,000     6.50%, 4/01/31.................    4/08 @ 101    5,241,250
 BBB-      2,630    New Jersey Econ. Dev. Auth.
                     Rev., First Mtg. Fellowship
                     Village Proj. C, 5.50%,
                     1/01/18........................    1/09 @ 102    2,443,533
                    New Jersey Hlth. Care Fac. Fin.
                     Auth., Rev.,
                     So. Ocean Cnty. Hosp., 5.125%,
 AA        3,250     7/01/31........................    7/11 @ 100    3,251,918
                     Hlth. Care Fac. Good Shepherd,
 AA        1,500     5.20%, 7/01/31.................    7/11 @ 100    1,514,100
                     So. Ocean Cnty. Hosp. A, 6.25%,
 Baa1      1,540     7/01/23........................    7/03 @ 102    1,575,959
                    New Jersey St. Edl. Fac. Auth.,
                     New Jersey Inst. of Tech.,
 AAA       3,500     Ser. G, 4.75%, 7/01/31, MBIA...    7/11 @ 100    3,381,595
 AAA       6,600     Ser. G, 5.00%, 7/01/26, MBIA...    7/11 @ 100    6,632,010
                                                                   ------------
                                                                     36,819,217
                                                                   ------------
                    New York--13.3%
                    Port Auth. New York & New
                     Jersey, Cons. 124th Ser.,
 AA-      12,500     5.00%, 8/01/36.................    8/08 @ 101   12,260,875
                                                                   ------------
                    Puerto Rico--23.7%
                    Puerto Rico Comm., Pub. Impvt.
 AAA       5,000     G.O., 5.125%, 7/01/30, FSA.....    7/11 @ 100    5,088,050
                    Puerto Rico Hsg. Fin. Corp. Home
                     Mtg., Rev.,
 AAA       3,000     Ser. A, 5.20%, 12/01/33........    6/11 @ 100    3,034,260
 AAA       3,000     Ser. B, 5.30%, 12/01/28........    6/11 @ 100    3,033,870
                    Puerto Rico Pub. Fin. Corp.,
                     Comm. App., Ser. A, 5.00%,
 AAA      10,600     8/01/29, MBIA..................    8/11 @ 100   10,710,134
                                                                   ------------
                                                                     21,866,314
                                                                   ------------
                    Total Long-Term Investments
                     (cost $77,029,275).............                 77,446,406
                                                                   ------------
                    SHORT-TERM INVESTMENTS**--30.0%,
                    FRDD
                    Georgia--20.2%
 A         8,000    Bartow Cnty. Dev. Auth. Poll.
                     Ctrl. Rev., Georgia Pwr. Co.
                     Bowen 2nd Ser., 2.55%,
                     9/04/01........................           N/A    8,000,000
 A         5,000    Burke Cnty. Dev. Auth. Poll.
                     Ctrl. Rev., Georgia Pwr. Co.
                     Plant Vogtle 4th, 2.50%,
                     9/04/01........................           N/A    5,000,000
                    Monroe Cnty. Dev. Auth. Poll.
                     Ctrl., Rev.,
                     Gulf Pwr. Co. Plant, 2nd Ser.,
 A+        2,700     2.50%, 9/04/01.................           N/A    2,700,000
                     Georgia Pwr. Co. Scherer, 2nd
 A         2,900     Ser., 2.50%, 9/04/01...........           N/A    2,900,000
                                                                   ------------
                                                                     18,600,000
                                                                   ------------
                    Indiana--5.1%
                    Indiana St. Dev. Fin. Auth. Env.
                     Rev., Psi Energy Inc. Proj.,
 AA+       4,700     2.60%, 9/04/01.................           N/A    4,700,000
                                                                   ------------

         Principal
          Amount                                      Option Call    Value
 Rating*   (000)              Description             Provisions+   (Note 1)
 ------- --------- --------------------------------   ----------- ------------
                   SHORT-TERM INVESTMENTS**--
                   (Continued)
                   Massachusetts--4.7%
                   Massachusetts St. G.O.,
 A1+       2,300    Ser. B, 1.95%, 9/04/01.........       N/A     $  2,300,000
 A1+       2,000    Ser. C, 1.95%, 9/04/01.........       N/A        2,000,000
                                                                  ------------
                                                                     4,300,000
                                                                  ------------
                   Total Short-Term Investments
                    (cost $27,600,000).............                 27,600,000
                                                                  ------------
                   Total Investments--114.0% (cost
                    $104,629,275)..................                105,046,406
                                                                  ------------
                   Liabilities in excess of other
                    assets--(14.0)%................                (12,878,027)
                                                                  ------------
                   Net Assets Applicable to Common
                    Shareholders--100%.............               $ 92,168,379
                                                                  ============

--------

 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.


** For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.


 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.


++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.


                           KEY TO ABBREVIATIONS:


                FGIC--Financial Guaranty Insurance Company


                     FRDD--Floating Rate Daily Demand


                     FSA--Financial Security Assurance


                         G.O.--General Obligation


                MBIA--Municipal Bond Insurance Association

                                   APPENDIX A

                                    FORM OF
                  BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
                          STATEMENT OF PREFERENCES OF
               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                              ("PREFERRED SHARES")

                               TABLE OF CONTENTS

Definitions.............................................................  AA-3

Part I.................................................................. AA-14

1. Number of Authorized shares.......................................... AA-14
2. Dividends............................................................ AA-14
3. Gross-up Payments.................................................... AA-17
4. Designation of Special Rate Periods.................................. AA-18
5. Voting Rights........................................................ AA-19
6. Investment Company Act Preferred Shares Asset Coverage............... AA-22
7. Preferred Shares Basic Maintenance Amount............................ AA-23
8. Reserved............................................................. AA-24
9. Restrictions on Dividends and Other Distributions.................... AA-24
10. Rating Agency Restrictions.......................................... AA-26
11. Redemption.......................................................... AA-26
12. Liquidation Rights.................................................. AA-29
13. Miscellaneous....................................................... AA-30

Part II................................................................. AA-31

1. Orders............................................................... AA-31
2. Submission of Orders by Broker-Dealers to Auction Agent.............. AA-32
3. Determination of Sufficient Clearing Bids, Winning Bid Rate and
   Applicable Rate...................................................... AA-34
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
   and Allocation of Shares............................................. AA-35
5. Notification of Allocations.......................................... AA-37
6. Auction Agent........................................................ AA-37
7. Transfer of Preferred Shares......................................... AA-37
8. Global Certificate................................................... AA-38

Appendix A.............................................................. AAA-1
Appendix B..............................................................  BB-1
Appendix C..............................................................  CC-1

   BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST, a Delaware business trust (the "Trust"), certifies that:

     First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust, as amended and restated (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized Preferred Shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares now or hereafter described in
  Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to herein individually as a Preferred Share and collectively as Preferred Shares).

                                  DEFINITIONS

   Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (1) "AA" "COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of
  (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (2) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

     (3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

     (4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (5) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

     (6) "APPLICABLE RATE" shall have the meaning specified in subparagraph
  (e) (i) of Section 2 of Part I of this Statement.

     (7) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (8) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (9) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

     (10) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (11) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (12) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (13) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

     (14) "BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

     (18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     (19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (21) "CODE" means the Internal Revenue Code of 1986, as amended.

     (22) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

     (24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

     (25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

     (26) "DECLARATION" shall have the meaning specified on the first page of this Statement.

     (27) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's, or A-1+ or SP-1+ by S&P.

     (28) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and
  (ii) with respect to a S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

     (29) RESERVED.

     (30) RESERVED.

     (31) "DIVIDEND PAYMENT DATE," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of
  Section 2 of Part I of this Statement.

     (32) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (33) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (34) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (35) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (36) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

     (37) "HOLDER," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

     (38) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (39) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (40) "INITIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

     (41) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (42) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.


     (43) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.


     (44) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).


     (45) RESERVED.


     (46) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (47) "LATE CHARGE" shall have the meaning specified in subparagraph (e)
  (1) (B) of Section 2 of Part I of this Statement.


     (48) "LIQUIDATION PREFERENCE," with respect to a given number of Preferred shares, means $25,000 times that number.


     (49) "MARKET VALUE" of any asset of the Trust shall be the market value thereof determined by Kenny S&P Evaluation services or any other pricing service or services designated by the Board of Trustees of the Trust, provided that the Trust obtains written assurance from Moody's and S&P, if Moody's and S&P are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody's, S&P or such substitute rating agency to the Preferred Shares (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Trust from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.


     (50) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.


     (51) "MAXIMUM RATE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:


       (1) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

         (1) the dividend rate on shares of such series for the then-ending Rate Period; and

         (2) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such

      Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

       (2) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (52) RESERVED.


     (53) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.


     (54) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.


     (55) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
  Section 4 of Appendix A hereto.


     (56) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
  Section 4 of Appendix A hereto.


     (57) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.


     (58) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
  (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


            Federal Tax Rate Increase                        Volatility Factor
            -------------------------                        -----------------
                5%                                                 295%
               10%                                                 317%
               15%                                                 341%
               20%                                                 369%
               25%                                                 400%
               30%                                                 436%
               35%                                                 477%
               40%                                                 525%

     (59) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-86589), ("Registration Statement"), as the same may be amended from time to time.



     (60) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of
  Part I of this Statement.

     (61) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph
  (d)(i) of Section 4 of Part I of this Statement.

     (62) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (63) RESERVED.

     (64) RESERVED.

     (65) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and
  (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.


     (66) RESERVED.


     (67) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.


     (68) RESERVED.


     (69) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.


     (70) "POTENTIAL HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.


     (71) "PREFERRED SHARES" shall have the meaning set forth on the first page of this Statement.


     (72) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption;
  (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (G) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rate SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) becomes payable, otherwise the S&P Discounted value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through
  (i)(G).

     (73) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.


     (74) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (75) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each January, April, July and October of each year, commencing on the date set forth in Section 6 of Appendix A hereto.


     (76) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.


     (77) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.


     (78) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.


     (79) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and
  (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.


     (80) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.


     (81) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.


     (82) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."


     (83) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.


     (84) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.


     (85) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.


     (86) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).


     (87) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     (88) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.


     (89) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.


     (90) "SPECIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of
  Section 4 of Part I of this Statement.


     (91) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.


     (92) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


     (93) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     (94) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     (95) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     (96) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     (97) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.


     (98) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.


     (99) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.


     (100) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.


     (101) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.


     (102) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.


     (103) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57
  (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     (104) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.


     (105) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
  (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.


     (106) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.


     (107) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
  (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (108) "TRUST" shall mean the entity named on the first page of this statement, which is the issuer of the Preferred Shares.


     (109) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody's shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.


     (110) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day.


     (111) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the Moody's Volatility Factor and the S&P Volatility Factor.


     (112) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.


     (113) "WINNING BID RATE" shall have the meaning specified in paragraph
  (a) of Section 3 of Part II of this Statement.


   Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                    PART I.

1. Number of Authorized Shares.

   The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2. Dividends.

   (a) Ranking. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.


   (b) Cumulative Cash Dividends. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.


   (c) Dividends Cumulative from Date of Original Issue. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.


   (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:


     (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

     (ii) notwithstanding Section 9 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.


   (e) Dividend Rates and Calculation of Dividends.


   (i) Dividend Rates. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:


     (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;


     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this
  Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;


     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB"); or

     (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph
  (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB") (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).


   (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.


   (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of

Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

   (g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.


   (h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.


   (i) Dividends Paid to Holders. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.


   (j) Dividends Credited Against Earliest Accumulated But Unpaid
Dividends. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.


   (k) Dividends Designated as Exempt-interest Dividends. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, section 852 of the Code.


3. Gross-up Payments.

   Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

     (a) Taxable Allocation without Notice. If, but only if, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of
  Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation"), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Trust, the Trust shall, during the Trust's fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Trust.


     (b) Reserved.


     (c) No Gross-up Payments in the Event of a Reallocation. The Trust shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. Designation of Special Rate Periods.

   (a) Length Of And Preconditions For Special Rate Period. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) with such documents as it may request.


   (b) Adjustment of Length of Special Rate Period. In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of Preferred Shares designated as "Series R7 Preferred Shares" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series R7 Preferred Shares.


   (c) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.


   (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:


     (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein); or

     (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.


   (e) Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.


5. Voting Rights.

   (a) One Vote per Share of Preferred Shares. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares voting together as a single class, shall elect the balance of the trustees.


   (b) Voting for Additional Trustees.


     (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
  (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

       (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or


       (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.


   Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

     (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this
  Section 5 on a one-vote-per-share basis.


     (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.


     (iv) Terms of Office of Certain Trustees to Terminate upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this
  Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.


   (c) Holders of Preferred Shares to Vote on Certain Other Matters.


     (i) Increases in Capitalization. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of

  Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series Voting as a separate class).

     (ii) Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares of the results of such vote.


   (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to S&P Eligible Assets and
(y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (x) Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Preferred Shares:

Deposit Securities                 Preferred Shares Basic Maintenance Amount
Discounted Value                   Preferred Shares Basic Maintenance Cure Date
Escrowed Bonds                     Preferred Shares Basic Maintenance Report
Market Value                       Quarterly Valuation Date
Maximum Potential Gross-up
 Payment Liability                 Receivables for Municipal Obligations Sold
Moody's Discount Factor            S&P Discount Factor
Moody's Eligible Asset             S&P Eligible Asset
Moody's Exposure Period            S&P Exposure Period
Moody's Volatility Factor          S&P Volatility Factor
1940 Act Cure Date                 Valuation Date
1940 Act Preferred Asset Coverage  Volatility Factor

   (e) Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.


   (f) No Preemptive Rights or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.


   (g) Voting for Trustees Sole Remedy for Trust's Failure to Pay Dividends. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.


   (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.


6. Investment Company Act Preferred Shares Asset Coverage.

   The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

7. Preferred Shares Basic Maintenance Amount.

   (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares).


   (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month,
(ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is than rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.


   (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"),
(iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by S&P, and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's, and the Independent Accountant shall provide a listing in its letter of any differences, (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's and S&P, that the Trust has satisfied the requirements of Section 13 of Appendix A to this Statement (such information is herein called the "Accountant's Confirmation").

   (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.


   (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or S&P Eligible Assets (if S&P is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant's Confirmation.


   (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.


   (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the S&P Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or S&P, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or S&P (if S&P is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.


8. Reserved.

9. Restrictions on Dividends and Other Distributions.

   (a) Dividends on Shares Other Than the Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

   (b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.


   (c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

10. Rating Agency Restrictions.

   For so long as any Preferred Shares are outstanding and Moody's or S&P or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or S&P, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

     (a) buy or sell futures or write put or call options;


     (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or
  (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;


     (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;


     (d) engage in any short sales of securities;


     (e) lend securities;


     (f) merge or consolidate into or with any other corporation;


     (g) change the pricing service (currently Muller Data Corporation) referred to in the definition of Market Value; or


     (h) enter into reverse repurchase agreements.


   In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or S&P, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or S&P.

11. Redemption.

   (a) Optional Redemption.


     (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

     (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.


     (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.


     (iv) Subject to the provisions of subparagraph (v) of this paragraph
  (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.


     (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.


   (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

   (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.


   (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.


   (e) Absence of Funds Available For Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

   (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.


   (g) Shares for Which Notice of Redemption Has Been Given are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph
(e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.


   (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.


   (i) Only Whole Preferred Shares may be Redeemed. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.


12. Liquidation Rights.

   (a) Ranking. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.


   (b) Distributions upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

   (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.


   (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.


   (e) Certain Events not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.


13. Miscellaneous.

   (a) Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.


   (b) Appendix A Incorporated by Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.


   (c) No Fractional Shares. No fractional shares of Preferred Shares shall be issued.


   (d) Status of Preferred Shares Redeemed, Exchanged or Other Wise Acquired by the Trust. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.


   (e) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

   (f) Headings not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.


   (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


                                   PART II.

1. Orders.


   (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:


     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:


       (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;


       (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or


       (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;


   and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.


   For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

   (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


       (B) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

       (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
    Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or


       (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.


     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


       (A) the number of Outstanding shares of such series specified in such Sell Order; or


       (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.


     (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:


       (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or


       (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
    Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.


       (C) No Order for any number of Preferred Shares other than whole shares shall be valid.


2. Submission of Orders by Broker-Dealers to Auction Agent.

   (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:


     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);


     (ii) the aggregate number of shares of such series that are the subject of such Order;


     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:


       (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;


       (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

       (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and


     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.


   (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.


   (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


   (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:


     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;


     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;


       (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;


       (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and


       (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and


     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.


   (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

   (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.


3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

   (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:


     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);


     (ii) from the Submitted Orders for shares of such series whether:


       (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;


    exceeds or is equal to the sum of:

       (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and


       (C) the number of Outstanding shares of such series subject to Submitted Sell Orders


    (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:


       (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and


       (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;


would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

   (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:


     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or


     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
  Section 12 of Appendix A hereto.


4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

   Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

   (a) If sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:


     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;


     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;


     (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;


     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses
  (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and


     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

   (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:


     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;


     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and


     (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.


   (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.


   (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.


   (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.


   (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of

Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

   (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.


5. Notification of Allocations.

   Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. Auction Agent.

   For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. Transfer of Preferred Shares.

   Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. Global Certificate.

   Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

   IN WITNESS WHEREOF, BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST, has caused these presents to be signed on , 2001 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

                                          BlackRock New Jersey
                                          Municipal Income Trust


                                          By: _________________________________
                                          Name:
                                          Title:

ATTEST: _____________________________
Name:
Title:

[     ], 2001

                  BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

APPENDIX A

                                   SECTION 1

Designation as to Series.

   SERIES R7 A series of [   ] Preferred Shares, par value $.001 per share,
liquidation preference $25,000 per share, is hereby designated "Municipal
Auction Rate Cumulative Preferred Shares, Series R7." Each of the [   ] shares
of Series [R7] Preferred Shares issued on [     ], 2001 shall, for purposes
hereof, be deemed to have a Date of Original Issue of [   ], 2001; have an
Applicable Rate for its Initial Rate Period equal to [   ]% per annum; have an
initial Dividend Payment Date of [     ], 2001; and have such other
preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series R7 Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series R7 Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and
Part II of this Statement. The Series R7 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series R7 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.


                                   SECTION 2

Number of Authorized Shares Per Series.

   The number of authorized shares constituting Series R7 Preferred Shares is
[   ].


                                   SECTION 3

Exceptions to Certain Definitions.

   Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

   Not applicable.

                                   SECTION 4

Certain Definitions.

   For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

   "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

   "GROSS-UP PAYMENT" means payment to a Holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, which ever is greater, in effect at the time such Gross-up Payment is made.

   "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

   "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

Exposure Period          Aaa  Aa*  A*   Baa*  Other** (V)MIG-1*** SP-1+**** UNRATED*****
---------------          ---  ---  ---  ----  ------- ----------- --------- ------------
7 weeks................. 151% 159% 166% 173%    187%      136%       148%       225%
8 weeks or less but
 greater than seven
 weeks.................. 154  161  168  176     190       137        149        231
9 weeks or less but
 greater than eight
 weeks.................. 156  163  170  177     192       138        150        240

--------
*     Moody's rating.
**    Municipal Obligations not rated by Moody's but rated BBB by S&P.
*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

   Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

   "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and
(iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities,

Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Basic Maintenance Amount. When the Trust purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise, such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

   Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by BlackRock Advisors, Inc., BlackRock Financial Management, Inc., State Street Bank and Trust or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (iii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

   "RATE MULTIPLE," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this statement) based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

                                     Applicable Percentage Applicable Percentage
       Prevailing Rating                No Notification        Notification
       -----------------             --------------------- ---------------------
       "aa3"/AA- or higher..........         110%                  150%
       "a3"/A-......................         125%                  160%
       "baa3"/BBB-..................         150%                  250%
       "ba3"/BB-....................         200%                  275%
       Below "ba3"/BB-..............         250%                  300%

   For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or a3/A- then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA-or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in Section 7 of Appendix A and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

   "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                   Rating Category
                                                  --------------------
   Exposure Period                                AAA*  AA*  A*   BBB*  High Yield
   ---------------                                ----  ---  ---  ----  ----------
   45 Business Days.............................. 210%  215% 230% 270%     240%
   25 Business Days.............................. 190   195  210  250      240
   10 Business Days.............................. 175   180  195  235      240
    7 Business Days.............................. 170   175  190  230      240
    3 Business Days.............................. 150   155  170  210      240

  --------
  * S&P rating.

   Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount

Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

   "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Trust; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

     (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

     (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

     (3) Out of State Bonds shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                                   SECTION 5

Initial Rate Periods.

   The Initial Rate Period for shares of Series R7 Preferred Shares shall be the period from and including the Date of Original Issue thereof to but
excluding [     ], 2001.

                                   SECTION 6

Date for Purposes of the Definition of "Quarterly Valuation Date" Contained under the Heading "Definitions" in this Statement.

   [     ], 2001

                                   SECTION 7

Party Named for Purposes of the Definition of "Rate Multiple" in this Statement.


               Series of
               Preferred
   Party:       Shares
   ------      ---------
   [        ]  Series R7


                                   SECTION 8

Additional Definitions.

   Not applicable.

                                   SECTION 9

Dividend Payment Dates.

   Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of: Series R7 Preferred Shares, for the Initial Rate Period on October 18, 2001, and on each Friday thereafter.

                                   SECTION 10

Amount for Purposes of Subparagraph (c) (i) of Section 5 of Part I of this Statement.

   $[   ].

                                   SECTION 11

Redemption Provisions Applicable to Initial Rate Periods.

   Not applicable.

                                   SECTION 12

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 3 of Part II of this Statement.

   For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period
Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the

Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Bench mark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                   SECTION 13

Certain Other Restrictions and Requirements

   (a) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds"), and purchase, write or sell exchange-traded Put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:


     (i) the Trust will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by the Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);


     (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P (for purpose of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

     (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;


     (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contracts expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;


     (v) the Trust will engage in Moody's Hedging Transaction only with respect to futures contracts or options thereon having the next settlement date of the settlement date immediately thereafter;


     (vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and


     (vii) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.


   For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

   For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

   (b) For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(b) of this Statement), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

     (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and


     (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.


   For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

   (c) For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:


     (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;


     (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury
  Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.


     (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;


     (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

     (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.


   For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

                                   APPENDIX B

Ratings of Investments

   Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

 Long-Term Debt

   An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

   The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

 Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

 Speculative Grade Rating

   Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

    The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

 Municipal Notes

   An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2  Satisfactory capacity to pay principal and interest.
SP-3  Speculative capacity to pay principal and interest.

   A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

 Commercial Paper

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

   Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

   A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

 Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.

     Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

 Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

 Commercial Paper

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

 Long-Term Credit Ratings

  Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indicates that default of some kind appears probable. "C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50%-90%, and "D' the lowest recovery potential, i.e., below 50%.

              Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D' have a poor prospect for repaying all obligations.

 Short-Term Credit Ratings

   A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. The notes actual or imminent payment default.

Notes:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to short-term ratings other than "F1'.
   "NR' indicates that Fitch does not rate the issuer or issue in question. "Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
   Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX C

                       GENERAL CHARACTERISTICS AND RISKS
                            OF HEDGING TRANSACTIONS

   In order to manage the risk of its securities portfolio or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

   The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

   The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

   The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

   Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

   Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

   Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

   Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the

CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

   Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) Financial Statements

   Part A--Financial Highlights (unaudited).


   Part B--Report of Independent Accountants.


   Statement of Assets and Liabilities.

   Statement of Operations.

   Financial Statements (Unaudited)


(2) Exhibits

  (a)   Amended and Restated Agreement and Declaration of Trust./2/


  (b)   By-Laws./1/

  (c)   Inapplicable.

  (d) Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares.*

  (e)   Dividend Reinvestment Plan./1/

  (f)   Inapplicable.

  (g)(1) Investment Management Agreement./3/


  (g)(2) Waiver Reliance Letter./3/


  (g)(3) Sub-Investment Advisory Agreement./3/


  (h)   Form of Underwriting Agreement./4/


  (i)   Deferred Compensation Plan for Independent Trustees./3/


  (j)   Custodian Agreement./3/


  (k)(1) Transfer Agency Agreement./3/


  (k)(2) Auction Agency Agreement.*

  (k)(3) Broker-Dealer Agreement.*

  (k)(4) Form of DTC Agreement./4/


  (l)   Opinion and Consent of Counsel to the Trust.*


  (m)   Inapplicable.

  (n)   Consent of Independent Public Accountants./4/


  (o)   Inapplicable.

  (p)   Initial Subscription Agreement./3/


  (q)   Inapplicable.

  (r)(1) Code of Ethics of Trust./1/

  (r)(2) Code of Ethics of Advisor and Sub-Advisor./1/

  (r)(3) Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc./2/


  (s)   Powers of Attorney/4/

--------
/1 /Previously filed in the initial filing on April 3, 2001

/2 /Previously filed with Pre-Effective Amendment No. 3 to the Registration
   Statement of the Common Share on July 25, 2001.


/3 /Previously filed with initial filing of the Registration Statement of the Preferred Shares on August 21, 2001.

/4 /Filed herewith.
*  To be filed by amendment.

Item 25. Marketing Arrangements

   Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest filed herewith.

Item 26. Other Expenses of Issuance and Distribution

   The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


     Registration fees.................................................... $  *
     New York Stock Exchange listing fee..................................    0
     Printing (other than certificates)...................................    *
     Engraving and printing certificates..................................    *
     Fees and expenses of qualification under state securities laws
      (excluding fees of counsel).........................................    *
     Accounting fees and expenses.........................................    *
     Legal fees and expenses..............................................    *
     NASD fee.............................................................    *
     Miscellaneous........................................................    0
       Total.............................................................. $  *

--------
*  To be furnished by amendment.

Item 27. Persons Controlled by or under Common Control with the Registrant

   None.

Item 28. Number of Holders of Shares


                                                                    Number of
     Title of Class                                               Record Holders
     --------------                                               --------------
     Common Shares of Beneficial Interest........................
     Preferred Shares............................................        0


Item 29. Indemnification

   Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust, as amended and restated, provides as follows:

   5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

   5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

   (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

   (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

   (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

   (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

   5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

   5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

   5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

   5.6 Indemnification of Shareholders. If any Shareholder or former Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

   Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the underwriting agreement to be attached as Exhibit (h).

Item 30. Business and Other Connections of Investment Advisor

   Not Applicable

Item 31. Location of Accounts and Records

   The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 32. Management Services

   Not Applicable

Item 33. Undertakings

   (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

   (2) Not applicable

   (3) Not applicable

   (4) Not applicable

   (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

   (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

   (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of September, 2001.


                                                        /s/ Ralph L. Schlosstein
                                                  __________________________________________
                                                            Ralph L. Schlosstein
                                                   President, Chief Executive Officer and
                                                           Chief Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 26th day of September, 2001.



                        Name                                       Title
                        ----                                       -----
             /s/ Ralph L. Schlosstein             Trustee, President,
    ______________________________________________Chief Executive Officer and
                 Ralph L. Schlosstein             Chief Financial Officer

                         *                        Treasurer
    ______________________________________________
                     Henry Gabbay

                         *                        Trustee
    ______________________________________________
                  Andrew F. Brimmer

                         *                        Trustee
    ______________________________________________
                 Richard E. Cavanagh

                         *                        Trustee
    ______________________________________________
                      Kent Dixon

                         *                        Trustee
    ______________________________________________
                   Frank J. Fabozzi

                         *                        Trustee
    ______________________________________________
                   Laurence D. Fink

                         *                        Trustee
    ______________________________________________
             James Clayburn La Force, Jr.

                         *                        Trustee
    ______________________________________________
                  Walter F. Mondale

            /s/ Ralph L. Schlosstein
   By __________________________________________
                Ralph L. Schlosstein
                  Attorney-in-fact

                               INDEX TO EXHIBITS















(k)(4) Form of DTC Agreement


(l)   Form of Underwriting Agreement


(n)   Consent of Independent Public Accountants


(r)   Power of Attorney